Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-112502) of Assurant, Inc. of our report dated June 26, 2007, relating to the financial statements of Assurant 401(k) Plan B, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

New York, NY

June 28, 2007

17